SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Confidential,  for  use  of the  Commission  only  (as  permitted  by  Rule
    14a-6(e)(2)).

[ ] Definitive proxy statement.

[X] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.


                    PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                               THE STILWELL GROUP
 ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               The Stilwell Group
                             26 Broadway, 23rd Floor
                            New York, New York 10004
                              Phone: (212) 269-5800
                            Facsimile: (212) 269-2675
                        Email: PBIPshareholders@yahoo.com

January 4, 2006

Dear Fellow Shareholder of Prudential Bancorp, Inc. of Pennsylvania:


     It is the Stilwell Group's intention to hold its nine-percent plus position indefinitely, and to actively oppose, for at least the next decade, through the solicitation of proxies or otherwise, the proposed stock recognition and retention and stock option plans (together, the "Stock Benefit Plans") until such time as a representative of the Group is appointed to the Company's Board of Directors and a satisfactory agreement on capital allocation is reached. (Because FDIC regulations currently bar the Company's parent, Prudential Mutual Holding Company, which holds 55.3 % of the Company's outstanding common stock, from voting on equity compensation plans such as the Stock Benefit Plans, only the public shareholders are able to approve such plans.) The Group will not sell its shares in a block trade or accept a payment from the Company. The Group will only sell its shares proportionally as the share count is reduced in order to stay below 9.9% of the outstanding shares. In other words, the Group intends to be a shareholder for the long haul and has no intention of "going away" just because the Company has put off its planned adoption of the Stock Benefit Plans to avoid a shareholder vote.

     I believe that the Company's directors, who have no prior experience sitting on the board of a public company, no prior experience in allocating capital for a public company and do not personally own a substantial number of shares of the Company's stock, clearly need help in allocating the Company's capital. Since May 2005, when the Company announced its plan to repurchase 277,000 shares of its stock, through December 16, 2005, IT ONLY PURCHASED 66,300 SHARES. It purchased those shares in May and June but made no purchases for the rest of the year, even though the shares continued to trade at a price that the Group believes to be attractive. In my estimation, there is simply no excuse for the Company not to have already completed its May 2005 share repurchase program. I can only conclude that the Company could use the Group's assistance.

     By withholding your vote you can send a strong message to the Company that you believe your investment is best served by having a representative of the Group on the Board.

     WE URGE YOU TO WITHHOLD YOUR VOTE FROM THE ELECTION OF DIRECTORS, WHICH IS PROPOSAL 1 ON THE ENCLOSED PROXY CARD, BY MARKING THE BOX "WITHHOLD." IF YOU RECEIVE A CARD FROM THE COMPANY, THROW IT IN THE GARBAGE.


                                       Sincerely,

                                       /s/ Joseph Stilwell
                                       Joseph Stilwell
                                       On behalf of the Stilwell Group:
                                       STILWELL VALUE PARTNERS I, L.P.
                                       STILWELL PARTNERS, L.P.
                                       STILWELL VALUE LLC


On December 28, 2005, the Stilwell Group (the "Group") filed with the Securities and Exchange Commission (the "Commission") a definitive proxy statement in connection with the 2006 annual meeting of stockholders of Prudential Bancorp, Inc. of Pennsylvania ("Prudential Bancorp"). Copies of the definitive proxy statement were mailed to stockholders on or about December 28, 2005. Investors and security holders are urged to read the Group's definitive proxy statement and additional definitive soliciting material because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by the Group with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement and these other documents may also be obtained for free by writing to Mr. Joseph Stilwell at 26 Broadway, 23rd Floor, New York, New York 10004, or by contacting D.F. King & Co. at 800-659-6590.

                                    P R O X Y

       THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO THE
         BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                       2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Joseph Stilwell and Richard Grubaugh, or either of them, as proxies with full power of substitution, to vote in the name of and as proxies for the undersigned at the 2006 Annual Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania (the "Company"), and at any adjournment(s) or postponement(s) thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, as directed below. IF NO DIRECTION IS MADE, THE PERSONS NAMED ON THIS GREEN PROXY CARD WILL VOTE YOUR SHARES TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR FISCAL 2006.


1. ELECTION OF DIRECTORS

   Company Nominees              [ ]                         [ ]
                                 FOR                      WITHHOLD


Write below the names of
any Company nominees for
whom authority to vote is
withheld:

-------------------------

Note:  Refer to the proxy  statement and form of proxy to be  distributed by the
Company  for  the  names,  background,   qualification,  and  other  information
concerning the Company's nominees.


2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP as independent auditors for fiscal 2006.

                [  ]             [  ]              [  ]
                FOR             AGAINST          ABSTAIN


              IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2. This proxy revokes all prior proxies given by the undersigned.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith. The proxies may exercise discretionary authority only as to matters unknown to the Stilwell Group a reasonable time before soliciting this Proxy.



                      Dated:       ---------------------------------------------

                                   ---------------------------------------------
                                                                     (Signature)

                                   ---------------------------------------------
                                                    (Signature, if jointly held)

            Title (if applicable): ---------------------------------------------


Please sign exactly as your name appears hereon or on your proxy card previously sent to you by the Company. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.


               PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.